Exhibit 10.31

APOGEE PACIFIC LLC

AMENDED AND RESTATED PROMISSORY NOTE

Dated: March 12, 2021

$432,391.50	Original Issue Date: January 28th, 2021

For value received, Apogee Pacific LLC (the “Borrower”), hereby promises to pay to the order of Aspiration Partners, Inc. (the “Lender”), the principal sum of $432,391.50 (“the Principal”) on or before January 28th, 2024 (the “Maturity Date”). An interest rate of 6% per annum (“Interest”) shall apply to the Principal and accrue from the Original Issue Date. The Interest will be Paid-In-Kind such that on the last day of each month, the Principal amount due at the Maturity Date shall increase by an amount of $2,146.45. The period of time between January 28th, 2021 and January 28th, 2024 shall be known as the “Term” of this Note. In addition, the Borrower and the Lender (the “Parties”), hereby acknowledge and agree to the following:

I.	Purpose of Note.

(a)	The Borrower requires assistance to facilitate the administration of its advisory duties to the Lender.

II.	Additional Terms

(a)	Payment and Maturity

(i)

Repayment. Subject to clause (ii) below, the final payment under this Note of the Principal shall occur within 5 days of the Maturity Date of January 28th, 2024. The Borrower shall have the right to repay this Note at any time (without premium or penalty), together with all accrued and unpaid interest thereon.

(ii)

Option to Extend at Maturity. If the IPO of the Lender does not occur during the Term of this Note, the Borrower may extend the Term by one year, to January 28th, 2025 (the “Extended Term” and “Extended Maturity Date,” respectively). If the Borrower elects to trigger the Extended Term, the Principal owed at the Extended Maturity Date (and the Interest amount payable hereunder) shall be increased by $2,146.45 for each month of the Extended Term.

(iii)

Repurchase Upon Change of Control. As long as any Inherent Note (as defined below) is outstanding, upon the occurrence of a “Change of Control” as defined in such Inherent Note, the Borrower shall be required to repay the then-current Principal amount of this Note in full within five business days thereof, provided that this clause (iii) shall not apply solely to the extent that such Change of Control results from (x) the consummation of an initial public offering, directly or indirectly, of the Lender, (y) the consummation of a “SPAC Transaction” as defined in the Inherent Note or (z) the occurrence of a “Qualified Equity

Financing” as defined in the Inherent Note (including in connection with a SPAC Transaction). “Inherent Note” means any of the senior secured promissory notes and guaranties, in an aggregate principal amount of up to $63,000,000, each among Aspiration Partners, Inc., as the issuer, the guarantors named therein, the holder named therein, and Inherent Group, LP, as collateral agent.

(iv)

Security and Collateral; Guarantee from Borrower. Borrower agrees to be liable in the form of all of the Borrower’s assets for the full amount of Principal due at the Maturity Date or Extended Maturity Date.

(b)	Governing Law. This agreement and the terms of this Note shall be governed by the laws of the State of California.

(c)	Miscellaneous

(i)

Amendments to this Note. The Parties acknowledge that time is of the essence in executing this agreement and funding the Principal of the Note. The Parties further acknowledge and agree that amendments to this Note, additional terms, and/or further legal advice may be warranted in order to make this a complete and effective instrument. The Parties hereby agree to work in good faith to effect any such supplemental terms and/or modifications that are deemed necessary or helpful to the intended mechanisms of this note. The Parties also agree to be bound by the terms of this note until and unless any subsequent modifications are agreed to and executed in writing by the Parties, and that in the meantime this document constitutes the entire agreement.

(ii)	Acknowledgement by the Lender. On Page 4 below, entitled “Acknowledgment of Collateral,” Andrei Cherny, the CEO and legal agent of the Lender, shall acknowledge this Note and the terms herein.

(iii)

Effect of Amendment and Restatement; No Novation. Upon the execution and delivery of this Note, the promissory note dated the Original Issue Date between the parties hereto (the “Original Note”) shall be amended and restated in its entirety by this Note. The obligations of the Borrower pursuant to the Original Note shall continue in full force and effect, but shall now be governed by the terms and conditions set forth in this Note. Such liabilities, together with any and all additional liabilities incurred by the Borrower hereunder shall continue to be secured by the assets of the Borrower as set forth herein. The execution and delivery of this Note shall not constitute a novation or repayment of the obligations outstanding pursuant to the Original Note.

SIGNATURE PAGE TO FOLLOW

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IN WITNESS WHEREOF, the Borrower and the Lender have executed this Note as of the date first written above.

BORROWER

Name

Apogee Pacific LLC

Address 10833 Wilshire Blvd, #205 Los Angeles, CA 90024 Attn: Joseph Sanberg

Signature

/s/ Joseph Sanberg

Date
March 12, 2021

LENDER

Name

Aspiration Partners, Inc. By its CEO: Andrei Cherny

Address 4551 Glencoe Avenue, Suite 300 Marina Del Rey, CA 90292 Attention: Andrei Cherny

Signature

/s/Andrei Cherny

Date

[Signature page to Amended and Restated Promissory Note of Apogee Pacific LLC]

IN WITNESS WHEREOF, the Borrower and the Lender have executed this Note as of the date first written above.

BORROWER

Name

Apogee Pacific LLC

Address

10833 Wilshire BlvdJ #205 Los AngelesJ CA 90024 Attn: Joseph Sanberg

Signature

/s/ Joseph Sanberg

LENDER

Name

Aspiration Partners, Inc. By its CEO: Andrei Cherny

Address 4551 Glencoe Avenue, Suite 300 Marina Del ReyJ CA 90292 Attention: Andrei Cherny

Signature

/s/Andrei Cherny

Date

March 12, 2021

[Signature page to Amended and Restated Promissory Note of Apogee Pacific LLCJ

ACKNOWLEDGEMENT OF COLLATERAL

As per the terms of Section II(c)(ii) above, the CEO of the Lender hereby validates the existence of this Note, as well as the terms and Collateral mutually agreed to by the Parties.

Name

Andrei Cherny

Title

Founder and CEO
Aspiration Partners, Inc. (the Lender)

Signature

/s/ Andrei Cherny

March 12, 2021

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